CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2017
CASH AND CASH EQUIVALENTS.
CASH AND CASH EQUIVALENTS

21.  CASH AND CASH EQUIVALENTS

ACCOUNTING POLICY

Cash and cash equivalents comprise cash on hand, demand deposits and short-term, highly liquid investments readily convertible to known amounts of cash and subject to insignificant risk of changes in value and are measured at amortised cost which is deemed to be fair value as they have a short-term maturity.

Figures in million - SA rand	2017	2016	2015
Cash at the bank and on hand[1]	2,062.4	967.9	717.4
Total cash and cash equivalents	2,062.4	967.9	717.4

1 At 31 December 2017, restricted cash of US$6.2 million (R76.6 million) was held in a money market fund as collateral for the environmental bonding requirements in the US.

7